Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 950,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	131,195.00
Total Offset Amount	0.00
Net Fee	$ 131,195.00
Final Prospectus	false